Exhibit 99.1

Investors contact:
Steve Pasko
Market Street Partners
(415) 445-3238
ir@merunetworks.com

Meru Networks Reports Record Third Quarter 2012 Financial Results

Total Customer Count Increases to Over 7,000

Record Revenues on Lower Operating Expenses

SUNNYVALE, Calif., October 24, 2012 — Meru Networks Inc., (NASDAQ:MERU), a leader in virtualized 802.11 enterprise wireless networking, today announced its financial results for the quarter ended September 30, 2012.

Third Quarter 2012 Financial Results

Total revenues for the third quarter of 2012 were $25.4 million, up 7% from $23.8 million in the third quarter of 2011.  Total product and service revenues (excluding ratable revenues) for the third quarter of 2012 was $25.3 million, up 9% from $23.3 million in the third quarter of 2011.  Products revenues for the third quarter of 2012 were $20.9 million, up 4% from the $20.1 million reported in the third quarter of 2011.

Loss from operations as reported in accordance with U.S. generally accepted accounting principles (GAAP) decreased to $5.0 million for the third quarter of 2012 compared to loss from operations of $5.2 million for the same period of 2011.

Non-GAAP loss from operations decreased to $3.1 million for the third quarter of 2012 compared to non-GAAP loss from operations of $3.6 million for the same period of 2011.  Non-GAAP loss from operations for the third quarter of 2012 excludes the impact of stock-based compensation expense of $1.8 million and amortization of acquisition-related intangibles of $72,000.  Non-GAAP results for the third quarter of 2011 exclude the impact of stock-based compensation expense of $1.6 million and amortization of acquisition-related intangibles of $24,000. Please refer to the reconciliation of Meru’s GAAP to non-GAAP results provided at the end of this release.

Net loss as reported in accordance with GAAP was $5.8 million for the third quarter of 2012, or a net loss of $0.32 per basic and diluted share, compared to net loss of $5.4 million, or a net loss of $0.31 per basic and diluted share, for the same period of 2011.

Meru reported third quarter fiscal year 2012 non-GAAP net loss of $3.9 million, or a net loss of $0.22 per basic and diluted share, compared to non-GAAP net loss of $3.7 million, or a net loss of $0.21  per basic and diluted share, for the same period of fiscal year 2011. Non-GAAP results for the third quarter of 2012 exclude the impact of stock-based compensation expense of $1.8 million, amortization of acquisition-related intangibles and amortization of a common stock warrant issued in connection with debt financing totaling $125,000.  Non-GAAP results for the third quarter of 2011 exclude the impact of stock-based compensation expense of $1.6 million and amortization of acquisition-related intangibles of $24,000. Please refer to the reconciliation of Meru’s GAAP to non-GAAP results provided at the end of this release.

“In the third quarter, and for the second quarter in a row, we were able to deliver record revenues and solid gross margins, all while efficiently managing our operating expenses and cash.  We are seeing positive results from our focused execution,” said Dr. Bami Bastani, president and chief executive officer, Meru Networks. “We believe our best of breed strategy coupled with our highly differentiated technology, and our relentless attention to execution positions us well in the fast growing wireless LAN market.”

Third Quarter Business Highlights

•                  Increased cash by $0.7 million sequentially after $1.1 million debt payment, including interest

•                  Grew customer count to over 7,000, adding more than 400 customers worldwide

•                  Reduced non-GAAP operating expenses by $0.4 million sequentially

•                  Notable key customer wins and deployments during the quarter include:

•                  A major convention center in India that hosts prestigious events

•                  A major hotel chain in Europe

•                  One of the largest convention centers in Europe

•                  A major sports arena in Norway is standardizing on Meru’s technology because of the growing density demands

•                  A large health care provider in Michigan upgraded its existing Meru deployment

•                  A large school district in Virginia selected Meru based on its ease of use and flawless performance

•                  Continued on-ship expansion of Meru’s solutions for one of the world’s largest cruise lines

New Product Announcements

•                  A high density and high capacity 802.11n access point, the AP332

•                  The industry’s highest capacity wireless controller, the MC6000

•                  An innovative 802.11ac Investment Protection Plan that protects wireless infrastructure investments as the current standard moves to 802.11ac

Conference Call Information

Meru will host a conference call for analysts and investors to discuss its third quarter results, today, October 24 at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time).  To join the live call, please dial (877) 852-2926 (domestic) and (253) 237-1123 (international) and reference conference ID 38811976.

The live and archived webcast of the third quarter 2012 financial results conference call will also be available at the investor relations section of Meru’s website at http://investors.merunetworks.com.

About Meru Networks, Inc.

Meru Networks (NASDAQ: MERU) designs, develops, and distributes virtualized wireless LAN solutions that provide enterprises with the performance, reliability, predictability and operational simplicity of a wired network with the advantages of mobility. Meru Networks eliminates the deficiencies of multichannel, client-controlled architectures with its innovative, single-channel, virtualized network architecture that easily handles device density and diversity. Meru wireless LAN solutions are deployed in major vertical industries including Fortune 500 businesses, education, hospitality, healthcare and retail supply chain. Founded in 2002, Meru is headquartered in Sunnyvale, Calif., with operations in North America, Europe, the Middle East and Asia Pacific. Visit www.merunetworks.com or call (408) 215-5300 for more information.

Cautionary Statement Regarding Forward Looking Statements

This press release contains forward-looking statements and information. All statements other than statements of historical facts that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements.  Such statements include, but are not limited to, those statements regarding the company’s belief that its product strategy, technology and execution focus will position it well in the wireless LAN market, and its belief that the wireless LAN market is fast growing.  We have identified some of these forward-looking statements with words like “believe,” “may,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate” or “continue” and other words and terms of similar meaning. These forward-looking statements involve risks and uncertainties, including risks related to product and executive transitions, that may further affect future operating periods. These forward-looking statements also involve assumptions that, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs and performance requirements or develop new or enhanced products to meet those needs and requirements; the adoption rate of our products; our ability to establish and maintain successful relationships with our distribution partners; our ability to compete in our industry; fluctuations in demand, sales cycles and prices for our products and services; shortages or price fluctuations in our supply chain; our ability to protect our intellectual property rights; general political, economic and market conditions and events, including lengthening sales cycles, primarily for domestic education customers; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission (“SEC”). More information about these and other risks that may impact Meru Networks’ business are set forth in our Quarterly Report on Form 10-Q filed with the SEC on August 8, 2012, as well as subsequent reports filed with the SEC. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Non-GAAP Financial Measurements

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Meru reports non-GAAP net income (loss),and non-GAAP income (loss) from operations which both exclude stock-based compensation expense, amortization of intangible assets related to the company’s acquisition of Identity Networks in the third fiscal quarter of 2011, chief executive officer transition costs, amortization of a common stock warrant issued in connection with debt financing and other items outside the ordinary course of business such as litigation reserves expense. Meru believes that its non-GAAP net income (loss) and non-GAAP income (loss) from operations provide useful information to management and investors regarding financial and business trends relating to its financial condition and results of operations. Meru also believes the non-GAAP measures provide useful supplemental information for investors to evaluate its operating results in the same manner as the research analysts that follow Meru, all of whom will present non-GAAP projections in their published reports. As such, the non-GAAP measures provided by Meru facilitate a more direct comparison of its performance with the financial projections published by the analysts as well as its competitors, many of whom report financial results on a non-GAAP basis. The economic substance behind Meru’s decision to use such non-GAAP measures is that such measures approximate its controllable operating performance more closely than the most directly comparable GAAP financial measures. For example, Meru’s management has no control over certain variables that have a major influence in the determination of stock-based compensation such as the volatility of its stock price and changing interest rates. In addition, Meru’s management does not consider the amortization of intangible assets related to the company’s acquisition of Identity Networks relevant when comparing its performance to prior periods. Meru believes that all of these excluded expenses do not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred, even though these excluded items may be incurred and reflected in Meru’s GAAP financial results.

The material limitation associated with the use of non-GAAP financial measures is that the non-GAAP measures may not reflect the full economic impact of Meru’s activities. Meru’s non-GAAP measures may be calculated differently than non-GAAP financial information disclosed by other companies. Accordingly, investors are cautioned not to place undue reliance on non-GAAP information.

MERU NETWORKS, INC.

Condensed Consolidated Balance Sheets

(Unaudited)

(In thousands)

	September 30,	December 31,
	2012	2011
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$31,097	$35,259
Short-term investments	—	5,000
Accounts receivable, net	5,405	13,038
Inventory	10,071	6,548
Deferred inventory costs, current portion	89	86
Prepaid expenses and other current assets	1,349	912
Total current assets	48,011	60,843

Property and equipment, net	3,026	1,476
Goodwill	1,658	1,658
Intangible assets, net	476	693
Deferred inventory costs, net of current portion	—	26
Other assets	2,148	2,147
TOTAL ASSETS	$55,319	$66,843

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$2,588	$5,733
Accrued liabilities	12,406	12,394
Long-term debt, current portion	3,076	—
Deferred revenue, current portion	12,122	11,764
Total current liabilities	30,192	29,891

Long-term debt, net of current portion	7,339	—
Deferred revenue, net of current portion	5,380	4,481
Other long-term liabilities	305	—
Total liabilities	43,216	34,372

STOCKHOLDERS’ EQUITY:
Preferred stock	—	—
Common stock	9	9
Additional paid-in capital	260,994	254,576
Accumulated other comprehensive loss	(228)	(197)
Accumulated deficit	(248,672)	(221,917)
Total stockholders’ equity	12,103	32,471

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$55,319	$66,843

MERU NETWORKS, INC.

Condensed Consolidated Statements of Operations

(Unaudited)

(In thousands, except for share and per share amounts)

	Three months ended		Nine months ended
	September 30,		September 30,
	2012	2011	2012	2011
REVENUES:
Products	$20,910	$20,096	$57,009	$54,551
Support and services	4,432	3,155	12,151	9,415
Ratable products and services	44	507	136	3,172
Total revenues	25,386	23,758	69,296	67,138

COSTS OF REVENUES:
Products	7,191	7,239	19,791	19,614
Support and services	1,764	1,191	4,737	3,131
Ratable products and services	24	333	79	1,824
Total costs of revenues *	8,979	8,763	24,607	24,569

Gross margin	16,407	14,995	44,689	42,569

OPERATING EXPENSES:
Research and development *	4,072	3,718	11,611	10,533
Sales and marketing *	13,830	12,869	44,383	32,926
General and administrative *	3,496	3,655	11,729	9,999
Litigation reserve	—	—	2,350	7,250
Total operating expenses	21,398	20,242	70,073	60,708

Loss from operations	(4,991)	(5,247)	(25,384)	(18,139)

Interest expense, net *	(721)	(45)	(1,010)	(199)
Other income, net	35	18	49	86
Loss before provision for income taxes	(5,677)	(5,274)	(26,345)	(18,252)

Provision for income taxes	119	98	410	261
Net loss	$(5,796)	$(5,372)	$(26,755)	$(18,513)

Net loss per share of common stock, basic and diluted	$(0.32)	$(0.31)	$(1.50)	$(1.07)

Shares used in computing net loss per share of common stock, basic and diluted	18,014,335	17,519,217	17,854,199	17,296,904

*Includes stock-based compensation expense as follows:
Costs of revenues	$73	$101	$251	$264
Research and development	300	316	909	858
Sales and marketing	638	636	2,176	1,587
General and administrative	760	558	2,456	1,837
	$1,771	$1,611	$5,792	$4,546

*Includes amortization of acquisition-related intangible assets as follows:
Costs of revenues	$52	$18	$157	$18
Sales and marketing	20	6	60	6
	$72	$24	$217	$24

*Includes chief executive officer transition costs as follows:
General and administrative	$—	$—	$911	$—

*Includes amortization of common stock warrant issued in connection with debt financing as follows:
Interest expense, net	$53	$—	$69	$—

MERU NETWORKS, INC.

GAAP to Non-GAAP Reconciliation

(Unaudited)

(In thousands, except share and per share amounts)

	Three months ended		Nine months ended
	September 30,		September 30,
	2012	2011	2012	2011

GAAP net loss	$(5,796)	$(5,372)	$(26,755)	$(18,513)
			.
Plus:
a) Stock-based compensation	1,771	1,611	5,792	4,546
b) Litigation reserve	—	—	2,350	7,250
c) Amortization of acquisition-related intangible assets	72	24	217	24
d) Chief executive officer transition costs	—	—	911	—
e) Amortization of common stock warrant issued in connection with debt financing	53	—	69	—
Non-GAAP net loss	$(3,900)	$(3,737)	$(17,416)	$(6,693)

GAAP net loss per share of common stock, basic	(0.32)	$(0.31)	$(1.50)	$(1.07)

Plus:
a) Stock-based compensation	0.10	0.10	0.33	0.26
b) Litigation reserve	—	—	0.13	0.42
c) Amortization of acquisition-related intangible assets	—	—	0.01	—
d) Chief executive officer transition costs	—	—	0.05	—
e) Amortization of common stock warrant issued in connection with debt financing	—	—	—	—
Non-GAAP net loss per share of common stock, basic and diluted	$(0.22)	$(0.21)	$(0.98)	$(0.39)

Shares used in computing basic and diluted non-GAAP net loss per share of common stock	18,014,335	17,519,217	17,854,199	17,296,904

GAAP loss from operations	$(4,991)	$(5,247)	$(25,384)	$(18,139)

Plus stock-based compensation:
Costs of revenues	$73	$101	$251	$264
Research and development	300	316	909	858
Sales and marketing	638	636	2,176	1,587
General and administrative	760	558	2,456	1,837
	1,771	1,611	5,792	4,546

Litigation reserve	—	—	2,350	7,250
Amortization of acquisition-related intangible assets	72	24	217	24
Chief executive officer transition costs	—	—	911	—

Non-GAAP loss from operations	$(3,148)	$(3,612)	$(16,114)	$(6,319)

MERU NETWORKS, INC.

Condensed Consolidated Statements of Cash Flows

(Unaudited)

(In thousands)

	Nine months ended
	September 30,
	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(26,755)	$(18,513)

Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	968	456
Stock-based compensation	5,792	4,546
Accrued interest on long-term debt	414	—
Amortization of issuance costs	98	44
Bad debt expense	25	102
Changes in operating assets and liabilities:
Accounts receivable, net	7,608	(2,085)
Inventory	(3,522)	(1,221)
Deferred inventory costs	23	1,265
Prepaid expenses and other assets	(477)	46
Accounts payable	(3,146)	961
Accrued liabilities	(46)	(211)
Deferred revenue	1,257	(1,722)

Net cash used in operating activities	(17,761)	(16,332)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(2,343)	(855)
Purchases of short-term investments	—	(9,996)
Proceeds from maturities of short-term investments	5,000	10,000
Investment in non-marketable securities	—	(1,250)
Net cash paid in purchase of business	—	(2,002)

Net cash provided by (used in) investing activities	2,657	(4,103)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from long-term debt, net of issuance costs	11,489	—
Proceeds from issuance of common stock	73	2,770
Proceeds from employee stock purchase plan	279	—
Taxes paid related to net share settlement of equity awards	(114)	—
Repayment of long-term debt	(788)	(2,852)

Net cash provided by (used in) financing activities	10,939	(82)

Effect of exchange rate changes on cash and cash equivalents	3	(84)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(4,162)	(20,601)

CASH AND CASH EQUIVALENTS — Beginning of period	35,259	62,270

CASH AND CASH EQUIVALENTS — End of period	$31,097	$41,669

Use of Non-GAAP Financial Information

In addition to the reasons stated above, which are generally applicable to each of the items Meru excludes from its non-GAAP financial measures, the company believes it is appropriate to exclude certain items for the following reasons:

Stock-Based Compensation. When evaluating the performance of its consolidated results, Meru does not consider stock-based compensation charges. Likewise, the Meru management team excludes stock-based compensation expense from its operating plans. In contrast, the Meru management team is held accountable for cash-based compensation and such amounts are included in its operating plans. Further, when considering the impact of equity award grants, Meru places a greater emphasis on overall stockholder dilution rather than the accounting charges associated with such grants. Meru believes it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of its business.

Amortization of intangible assets.  The company excludes amortization of acquired intangible assets because it is non-cash in nature and because the company believes that the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding operational performance and liquidity. In addition, excluding this item from various non-GAAP measures facilitates internal comparisons to historical operating results and comparisons to competitors’ operating results.

Chief Executive Officer transition costs.  The company excludes the chief executive officer transition costs when evaluating the performance of its consolidated results.  The company believes these costs are unusual in nature and the company does not expect them to recur in the ordinary course of its business.  The company further believes these costs are unrelated to the ongoing operation of the business in the ordinary course.

Other Items.  The company excludes items such as litigation reserves expense and the amortization of a common stock warrant issued in connection with debt financing when evaluating the performance of its consolidated results.  The company believes these costs are unusual in nature and the company does not expect them to recur in the ordinary course of its business.  The company further believes these costs are unrelated to the ongoing operation of the business in the ordinary course.